                          THE GABELLI VALUE FUND INC.
                              One Corporate Center
                            Rye, New York 10580-1434
                                  ANNUAL REPORT
                                DECEMBER 31, 1997


TO OUR SHAREHOLDERS,

     Driven by low inflation, low interest rates, good corporate earnings gains, deals, stock repurchase programs and liquidity (the continuing strong flow of cash into U.S. equity funds), stocks posted strong gains in 1997. Until correcting in late December, large cap growth stocks continued to lead the market parade. However, large cap value and mid and small cap indices also posted solid gains.

     In the fourth quarter of 1997, the U.S. stock market suffered repeated bouts of the Asian Flu. As we write, the patient remains unstable. While the International Monetary Fund is ministering to ailing Asian economies, the ever vigilant Dr. Greenspan is carefully monitoring the U.S. economy's vital signs. As we head into 1998, we will be making our rounds as well. We are relatively pleased with the patient's condition, but as always, are on the lookout for any symptoms of a relapse.

INVESTMENT PERFORMANCE

     THE GABELLI VALUE FUND'S PORTFOLIO MANAGER, MARIO J. GABELLI, WAS RECENTLY NAMED THE DOMESTIC EQUITY FUND MANAGER OF THE YEAR FOR 1997 BY MORNINGSTAR.

     For the fourth quarter ended December 31, 1997, The Gabelli Value Fund's total return was 8.6%. The Standard & Poor's (S&P) 500, Value Line Composite and Russell 2000 Index had returns of 2.9%, (1.1)% and (3.4)%, respectively, over the same period. Each index is an unmanaged indicator of stock market performance. The Fund was up 48.2% for 1997. The S&P 500, Value Line Composite and Russell 2000 rose 33.4%, 28.5% and 22.4%, respectively, over the same twelve month period.

     For the five year period ended December 31, 1997, the Fund's return averaged 22.4% annually, versus average annual returns of 20.3%, 17.8% and 16.4% for the S&P 500, Value Line Composite and Russell 2000, respectively. Since inception on September 29, 1989 through December 31, 1997, the Fund has a total return of 244.9%, which equates to an average annual return of 16.2%.

INVESTMENT RESULTS (a)

=====================================================================================================================
                                                                      QUARTER
                                           ------------------------------------------------------
                                             1ST             2ND             3RD            4TH             YEAR
                                             ---             ---             ---            ---             ----
1997: Net Asset Value .............        $11.63          $14.11          $15.73          $14.30          $14.30
      Total Return ................           1.0%           21.3%           11.5%            8.6%           48.2%
1996: Net Asset Value .............        $12.88          $13.08          $12.63          $11.52          $11.52
      Total Return ................          10.9%            1.6%           (3.4)%           0.0%            8.7%
1995: Net Asset Value .............        $11.41          $11.75          $12.81          $11.61          $11.61
      Total Return ................           8.8%            3.0%            9.0%            0.3%           22.5%
1994: Net Asset Value .............        $11.37          $11.55          $12.43          $10.49          $10.49
      Total Return ................          (6.0)%           1.6%            7.6%           (2.7)%           0.0%
1993: Net Asset Value .............        $11.15          $11.93          $13.92          $12.09          $12.09
      Total Return ................          10.1%            7.0%           16.7%            1.5%           39.4%
1992: Net Asset Value .............        $10.40          $ 9.84          $10.04          $10.13          $10.13
      Total Return ................           9.7%           (5.4)%           2.0%            6.4%           12.7%
1991: Net Asset Value .............        $ 9.51          $ 9.50          $ 9.57          $ 9.48          $ 9.48
      Total Return ................          11.8%           (0.1)%           0.7%            2.5%           15.3%
1990: Net Asset Value .............        $ 9.23          $ 9.36          $ 8.19          $ 8.51          $ 8.51
      Total Return ................          (2.4)%           1.4%          (12.5)%           9.0%           (5.6)%
1989: Net Asset Value .............          --              --              --            $ 9.58          $ 9.58
      Total Return ................          --              --              --            2.1% (b)           2.1%(b)
=====================================================================================================================

--------------------------------------------------------
   AVERAGE ANNUAL RETURNS - DECEMBER 31, 1997--(a)
--------------------------------------------------------
1 Year ........................................ 48.2%
       ........................................ 40.1%(c)
5 Year ........................................ 22.4%
       ........................................ 21.1%(c)
Life of Fund (b) .............................. 16.2%
       ........................................ 15.4%(c)
--------------------------------------------------------

                       DIVIDEND HISTORY
----------------------------------------------------------
PAYMENT (EX) DATE      RATE PER SHARE   REINVESTMENT PRICE
-----------------      --------------   ------------------
December 29, 1997          $2.720           $14.01
December 27, 1996          $1.110           $11.57
December 27, 1995          $1.230           $11.56
December 30, 1994          $1.600           $10.49
December 31, 1993          $2.036           $12.09
December 31, 1992          $0.553           $10.13
December 31, 1991          $0.334           $ 9.48
December 31, 1990          $0.420           $ 8.51
March 19, 1990             $0.120           $ 9.21
December 29, 1989          $0.068           $ 9.58
----------------------------------------------------------


(a) Total returns and average annual returns reflect changes in share price and reinvestment of dividends and are net of expenses. The net asset value of the Fund is reduced on the ex-dividend (payment) date by the amount of the dividend paid. Of course, returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are redeemed they may be worth more or less than their original cost. (b) From commencement of operations on September 29, 1989. (c) Includes the effect of the maximum 5.5% sales charge at beginning of period.

            COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
                 THE GABELLI VALUE FUND AND THE S&P 500 INDEX

                                    [CHART]

                                               12/97
Gabelli Growth Fund                           $32,579
S&P 500 Index                                 $34,122


WHAT WE DO                                                               [LOGO]

     The success of momentum investing in recent years and investors' desire for instant gratification have combined to make value investing appear dull. At the risk of being dull, we will once again describe the "boring" value approach that has seen us through both good and bad markets over the last eight years at The Gabelli Value Fund and for over 20 years at Gabelli Asset Management Company. In past reports, we have tried to articulate our investment philosophy and methodology. The following graphic further illustrates the interplay among the four components of our valuation approach.

     Our focus is on free cash flow; earnings before interest, taxes, depreciation and amortization (EBITDA) minus the capital expenditures necessary to grow the business. We believe free cash flow is the best barometer of a business' value. Rising free cash flow often foreshadows net earnings improvement. We also look at earnings per share trends. Unlike Wall Street's ubiquitous earnings momentum players, we do not try to forecast earnings with accounting precision and then trade stocks based on quarterly expectations and realities. We simply try to position ourselves in front of long term earnings uptrends. In addition, we analyze on and off balance sheet assets and liabilities such as plant and equipment, inventories, receivables, and legal, environmental and health care issues. We want to know everything and anything that will add to or detract from our private market value (PMV) estimates. Finally, we look for a catalyst; something happening in the company's industry or indigenous to the company itself that will surface value. In the case of the independent telephone stocks, the catalyst is a regulatory change. In the agricultural equipment business, it is the increasing worldwide demand for American food and feed crops. In other instances, it may be a change in management, sale or spin-off of a division or the development of a profitable new business.

     Once we identify stocks that qualify as fundamental and conceptual bargains, we then become patient investors. This has been a proven long term method for preserving and enhancing wealth in the U.S. equities market. At the margin, our new investments are focused on businesses that are well-managed and will benefit from sustainable long term economic dynamics. These include macro trends, such as the globalization of the market in filmed entertainment and telecommunications, and micro trends, such as an increased focus on productivity enhancing goods and services.

COMMENTARY

1997 REVISITED

     Year ends are always time for reflection. We look back over the last twelve months and assess what went right and what went wrong. To borrow from Joseph Heller's classic novel CATCH 22, we tally the "feathers in our cap" and "black eyes". In 1997, the former vastly outnumber the latter. Heading our "feathers in the cap" list is deals. During the year, the Fund bid a cheerful farewell to several portfolio holdings which found new homes under other corporate roofs. Also prominent on our list are cable television stocks, Cablevision Systems (CVC
- $95.75 - ASE), Tele-Communications Inc. (TCOMA - $14.875 - Nasdaq) and USWEST Media Group (UMG - $28.875 - NYSE) which gained 212.7%, 113.9% and 57.1%, respectively, over the course of the year, thanks to better than generally expected cash flow growth and Bill Gates' decision that coaxial cable will be the most effective digital highway into the home. Cable network stocks, BET Holdings (BTV - $54.625 - NYSE) and Home Shopping Network (HSNI - $51.50 - Nasdaq), also soared as investors acknowledged the escalating value of these entrenched distribution channels. Niche industrial companies like Tyler Corp. (TYL - $5.50 - NYSE), Navistar (NA V - $24.8125 - NYSE), Federal Mogul (FMO - $40.50 - NYSE) and Ampco-Pittsburgh (AP - $19.5625 - NYSE) were near the top of our leader board. Broadcasters, including Gray Communications (GCS'B - $25.75 -
NYSE), Grupo Televisa (TV - $13.0625 - NYSE), Media General (MEG'A - $41.8125 -
ASE) and Ackerley Group (AK - $16.9375 - NYSE), also buoyed performance.

     Our positions in niche industrial companies also contributed to returns. In the past, we have often discussed the new competitive strengths of American industry, the prospects for improving earnings and the likelihood that smaller niche players would be targeted by larger competitors. All three factors combined to help boost our industrial holdings in 1997.

     Our "black eyes" list was dominated by several relatively small positions in gold stocks, which lost their glitter as gold prices collapsed. Auto parts stocks like Johnson Controls (JCI - $47.75 - NYSE) and Echlin (ECH - $36.1875 -
NYSE) also disappointed despite, in our opinion, offering excellent fundamental value.


                                                      CONTINUED ON PAGE 12 . . .

BARRON'S 1998 ROUNDTABLE

     We would like to share with you excerpts from BARRON'S 1998 Roundtable interview with our Chief Investment Officer. Discussion of individual companies is not necessarily reflective of the Fund's entire portfolio.

--------------------------------------------------------------------------------
January 26, 1998            BARRON'S o Roundtable'98
--------------------------------------------------------------------------------

                                DISCORDANT NOTES

             OUR PANEL TAKES DIFFERENT TACKS IN AN UNCERTAIN MARKET

Fasten your seat belts. You're in for a bumpy ride in this, the second installment of Barron's 1998 Investment Roundtable. Maybe it was all panelist Mario Gabelli's fault. The recorded strains of the hymn he played at the session's start sounded eerily discordant in the coolly stark precincts of the SohoGrandHotel, where we met. But more likely, Mr. Market was to blame. With one full week of 1998 trading under his belt when the 11 members our Roundtable met with a phalanx of this magazine's editors on the morning of Monday, January 12, Mr. Market was refusing to follow the bull's script. The DJIA had lost 222 points the previous Friday and escalating turmoil in Asia that morning briefly knocked the blue-chip average to what stands so far as its low in this nascent year. Certainly not the end of the world, the panel agreed. But beyond that, the consensus cracked.

     The disagreements, some of them sharp, were many -- and are clearly reflected in the investment selections made by the four panelists who are featured in this middle section of the Roundtable: Mario Gabelli, Archie MacAllaster, Felix Zulauf and Scott Black.

     When it came time to talk about the market, Mario shed the religious trappings and came down squarely on the side of agnosticism -- the index will fluctuate 10%, in each direction -- but he's still a true believer in deals. The more the merrier. Thus, the founder and guiding light of Gabelli Asset Management and Chairman of Gabelli Funds, Inc. waxed enthusiastic


                                    BARRON'S
                                   ROUNDTABLE
                            -----------------------
                                  BARTON BIGGS
                                  SCOTT BLACK
                                 MARIO GABELLI
                               ARCHIE MACALLASTER
                                   JOHN NEFF
                                  MARC PERKINS
                                  JAMES ROGERS
                                  ART SAMBERG
                                 OSCAR SCHAFER
                             CARLENE MURPHY ZIEGLER
                                  FELIX ZULAUF
                            -----------------------

about values to be surfaced and synergism to be unleashed in heavy-metal industries, the media and via the Internet. Not exactly new themes for Mario. But why mess with success? Buoyed by a slew of spinoffs, split-ups, takeouts and the like, the list of stocks Mario picked last year racked up peak gains averaging almost 60% -- the same sort of moves that propelled no fewer than four of his mutual funds to the top of the growth-fund rankings for '97.

     For all the details, read on.

                                             -- KATHRYN M. WELLING

BARRON'S: MARIO, DID YOU PREPARE A DANCE TO GO ALONG WITH THE SONG YOU PLAYED EARLIER?

GABELLI: "Nearer My God to Thee" just isn't that kind of ditty. My conclusion, in the earlier part of the meeting [Roundtable, Part 1, January 19] was that the market has a certain framework -- about 10% downside to get intrinsic value, with a lot of dynamics at work, and maybe up 10% looking out 18 months. We want to look out to the middle of 1999 to generate long-term capital gains because the long-term capital gains rate is now 20% for an 18-month holding period -- and it's not only what you make, but what you keep.

     One dynamic I look for in the market is a continuation of deals; 1998
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
January 26, 1998            BARRON'S o Roundtable'98
--------------------------------------------------------------------------------

will again be a record year for transactions, with other forms of financial engineering-split-ups, split-offs, leveraged stubs, consolidation plays-also being drivers. As I have indicated in the past, in the Nineties, one of the themes is consolidation. You buy a fragmented industry and get the benefits of synergistic dynamics at work. You eliminate overhead. You get economies of scale in the financial and operating areas.

     We've talked in earlier Roundtables about banks, brokers, broadcasters. We've talked about the consolidation in the defense industry, which is almost over in the U.S. The utilities industry is absolutely just in the beginning stage of a major consolidation play. We've talked about the Bell operating companies. In fact, you've had two phone deals already in 1998: Southern New England Telecom, which I was going to talk about, and, obviously, AT&T'S buying Teleport Communications Group. The names I'm looking at in the financial engineering area are GAYLORD ENTERTAINMENT and WHITMAN -- the Pepsi bottling part after Whitman is split into three parts. In the telephone area, TELEPHONE & DATA SYSTEMS. Consolidation is still going on among the vendors to Boeing:
SEQUA, SPS TECHNOLOGIES AND FAIRCHILD. There is going to be continued consolidation in the auto-parts industry. My favorite is ECHLIN. And there is a lot to happen, still, in the cable, television and broadcasting area. That's it. Thanks.

Q: WON'T THE STOCK MARKET DECLINE PUT A DAMPER ON ALL THE DEALS? A LOT ARE FOR BOTH CASH AND STOCK. IF THE STOCKS FLAME OUT, SO DO THE DEALS.

GABELLI: The chairman of Wells Fargo put it well when he reportedly said, "At these kinds of multiples, these kinds of prices, if somebody came to you with a story that would cause the currency of the combined company to appreciate, then I am open to it." The notion of using equity as a currency for deals in part is driven by the dictates of pooling-of-interests accounting. But it's also driven by the fact that equity is a surrogate for junk bonds in the 'Eighties and company-issued debt in the 'Sixties. Some of it is junk equity. There is no question that you want to leverage it out. The banks, at this point, are reasonably flush with cash. You can borrow today at rates of 53\4% and 6%. Locking in those kinds of rates will still be a driver of transactions. The first two megadeals we've seen this year used paper. SBC COMMUNICATIONS -- the old Southwestern Bell-buying SOUTHERN NEW ENGLAND TELECOM was a $4 billion deal using SBC paper, and AT&T is using its stock to buy Teleport. In addition, in between those, we've already seen probably 20 or 30 other transactions using a combination of cash and stock as currency. I don't see any reason why deals should slow. With the long-term capital-gains rate coming down, it seems to me that the sun, the moon and the stars are all in alignment on this. That is, I am getting reasonably good EBITDA. I am getting a high multiple of EBITDA. I am going to be able to use the lowest possible capital gains rate. So there is a lot of motivation for companies to sell or enter into financial transactions. Plus, there are still a lot of drivers of financial engineering. So everything that I've thought about since the day General Electric set off this trend by going after Kemper in a hostile transaction, which happened to be March 14, 1994, continues to drive transactions. They are global, they are synergistic, and there are still dynamics in the consolidation phase. But unlike 1994 -- when trying to make money in the market was like walking through waist-high mud -- in 1998, you still have an exit strategy, one based on a large number of deals. You are seeing a lot more overbids, and the buyers are all types. I think that continues.

NEFF: Over-bids? Do you mean somebody bidding more than the first suitor?

GABELLI: Right. For example, in your industry, John -- not that I want to tie you to the steel industry -- Bethlehem Steel bid for Lukens. Allegheny Teledyne bid for Lukens. Now we have another round coming. I mean, Kollmorgen has knocked on the door at Pacific Scientific. You'll see more over-bids. But let me put some meat on that bare-bones overview I gave you. Today I am going to talk about two loaded laggards. One is VIACOM, which was trading on Friday [January 9] around 40. There are two classes of stock. There's VIA, with 69.5 million shares outstanding, of which [Viacom Chairman] Sumner Redstone owns two-thirds. My clients own seven million of the balance; I want to give full disclosure, otherwise, Archie will ask. Then there also are 284 million common shares out, so there are 354 million shares in total. They have about $8 billion of debt and $1 billion of preferred, so say $9 billion of debt and preferred. I believe, over the next 12 months, you will see them selling their publishing business. [Viacom on January 14 announced plans to sell the educational, professional and reference publishing operations of its Simon & Schuster unit as part of a strategic restructuring, assisted by Morgan Stanley.] Publishing is about

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
January 26, 1998            BARRON'S o Roundtable'98
--------------------------------------------------------------------------------

a $400 million EBITDA business. They should get 12-14 times EBITDA, or $5-$6 billion, for it. They have a tax basis of $3.5 billion on it. They should be able to sell Blockbuster, or do a tracking stock with it or liquefy part of it. They should get $3-$4 billion for that, even in today's world. They are changing the dynamics of the business by having the movie companies provide videos and share in the rental revenues, instead of just buying the videos.

Q: BUT BLOCKBUSTER STILL HAS THE SAME MANAGEMENT. WHAT'S TO KEEP IT FROM SCREWING UP AGAIN?

GABELLI: No, it doesn't -- Sumner Redstone is still there. But he's changed the management at Blockbuster. I am arguing that Blockbuster and the publishing unit will be sold for $9 billion. A year from now, Viacom will be a company with no debt and two businesses. One, a world-class cable network, which includes MTV, Nickelodeon, Nick at Nite; the other, the movie studio. Even though Disney and Fox are coming after Nickelodeon, its cable networks' $1 billion of cash flow should grow 12%-15% for the next three-four years.

Q: HOW DO YOU KNOW REDSTONE ISN'T GOING TO TAKE THE DOUGH AND DO THE SAME DUMB THING HE DID WITH BLOCKBUSTER?

GABELLI: Let's not get into revisionist history here.

Q: THAT IS WHAT WE ARE ABOUT TO GET.

GABELLI: I am not defending Sumner Redstone, but I am going to talk about Sumner Redstone. What happened was that, as a theater operator back in the 'Sixties, 'Seventies and 'Eighties, you always lusted for the casting couch-tried to buy a movie studio. So when Paramount put itself up for sale in 1993, he bid. But to get Paramount, Redstone needed cash flow. He bought Blockbuster to get it. It was the steppingstone in his strategy and he knew then that it was a lousy tactic.

Q: WELL, HE KEPT THAT TO HIMSELF.

GABELLI: I don't think so. It was fairly obvious what [H. Wayne] Huizenga had created in Blockbuster -- and what its vulnerable parts were. Anyway, now Viacom has MTV, Show-time and the broadcast stations that generate $1 billion of cash flow annually. There are 350 million shares, a $14 billion market cap. So, in effect, you get the very attractive movie studio free, plus you get other assets. When I shake it all out, I get a value of about $65 a share. I am buying this stock. You don't have to buy it.

     The second, equally loaded laggard I want to talk about is SEAGRAM. VO is the symbol. But this is not about VO on the rocks, it's about VO on the upswing. The stock was probably down 15% last year. There are 347 million shares. The debt is a little more difficult to get your hands around because [Seagram CEO] Edgar Bronfman Jr. made a strategic decision to go to war against Sumner Redstone. He beat him in court and was then able to buy the USA Network and the Sci-Fi Channel for $1.7 billion. When I work the numbers, I come up with a debt figure of about $4 billion. What Bronfman then did was package those channels with most of his Universal TV production operation and exchange the whole bunch for 45% of Home Shopping Network, or 72 million shares, plus some cash. Seagram's distilled-spirits business, pre-Asia, was going to do about $900 million in EBITDA. I am now estimating only $700 million. Two reasons: One, all the Martells that were sold for X-dollars per bottle in Asia. They may be drinking more over there, but they now are drinking their inventory as opposed to buying more. So Seagram's EBITDA will be $200 million lower than expected, earnings about $100 million lower. Tropicana is doing quite well, about $250 million of EBITDA. So the liquids businesses generate a total of about $950 million of cash flow. I could sell those businesses today for around $9.5 billion. Grand Metropolitan and Guinness merged last year [creating a company called DIAGEO], changing the critical scale in the spirits business. So I think Seagram has to take the distilled business and merge it with ALLIED DOMECQ, or figure out some other strategy there. [On January 18, the Sunday Telegraph of London reported that the two companies were discussing merging their alcoholic-beverage businesses.]

     The second thing Seagram now has going for it is that it has become a dominant player in electronic commerce. As Arthur talked about earlier [Roundtable, Part 1], when you have a brand name, you now can sell on the Internet into the global marketplace. Electronic commerce, to me, is where Sears Roebuck was 100 years ago. I will not buy a product anywhere today without checking out the brand and the price on the Internet and figuring out how to get it delivered to me. Amazon.com sells you a book; you get it in the mail. I have looked for ways to participate. What is emerging as a pure wonderful play on this -- aside from CENDANT (the new name of the merger between CUC International and HFS Inc.) and a couple of others -- is the one that I like, Home Shopping Network. [HSN CEO] Barry Diller, through HSN, has become a major outsourcer of electronic commerce and will be one of the leading factors on a global basis. So Home Shopping

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
January 26, 1998            BARRON'S o Roundtable'98
--------------------------------------------------------------------------------

Network is structurally attractive over the next five years as an entertainment play, an electronic-commerce play. Seagram realized: "Hey, we can't own this kind of talent. Let's rent it. Let's get involved with Barry Diller."

Q: WHAT'S SEAGRAM WORTH?

GABELLI: What I'm sitting on in Seagram is a liquids business worth $9.5 billion, or 10 times EBITDA. It also has 26 million shares of TIME WARNER, valued in the market at $1.5 billion. Its 72 million shares of HSN trade at anywhere from 45 to 50 each -- but that probably legs in, over the next five years, as the dominant player in electronic-commerce marketplace. Could be a very attractive long-term vehicle. Plus, you get a movie studio. Look at it any way you want, you get a movie studio free. This company is reasonably attractive at 31.

SCHAFER: What are you saying all the pieces of Seagram are worth?

GABELLI: There's an $11 billion market cap, $4 billion of debt, coming down to $3 billion, when the deal with HSN settles. You can look at it two ways, Oscar. You can say they have $1.5 billion of Time Warner and $3.5 billion of Home Shopping. Time Warner is for sale, but Home Shopping is not. Home Shopping will have 170 million shares out soon. There will be a very thick prospectus coming out in the next 30 days. I think you will see Barry Diller splitting it up. The electronic-commerce business, which will consist of the old Home Shopping Network and Ticketmaster, will have $250 million of EBITDA. It'll be a terrific vehicle for outsourcing electronic commerce -- probably one of the very few companies that have conceptualized how to actually fulfill sales via the Internet on a global basis. Then HSN also has a TV station operation, called Silver King Broadcasting. Its negative cash flow is $30 million annually, but Diller will now marry that with USA, one of the leading cable networks in the country, and Sci-Fi, which is rapidly growing -- and they have $200 million of cash flow. As I fast-forward three to four years, I can see $1 billion of cash flow from HSN's businesses -- and a company that then can grow double-digits, exponentially. So I like Home Shopping, I like Seagram's ownership in HSN. That is why I am beating on the table.

Q: COULDN'T THEY BLOW THE WHOLE THING WITH ONE BAD MOVIE?

GABELLI: Well, TITANIC was a $250 million film-but I did play the song.

Q: FIVE YEARS FROM NOW, THE STUDIOS WILL BE SPENDING $1 BILLION TO MAKE A
PICTURE

GABELLI: You could say "Play It Again, Sam," too. Cleopatra does

--------------------------------------------------
              Gabelli's Picks
                                          Price
Company                   Sym.    Exch.  1/6/97
--------------------------------------------------
Whitman (Pepsi) wi        WH      NYSE   15-18
Tel & Data Systems        TDS     ASE    44 3/4
Sequa A                   SQAA    NYSE   64 3/8
SPS  Technologies         ST      NYSE   39 15/16
Fairchild                 FA      NYSE   21 9/16
Echlin                    ECH     NYSE   34 3/4
Viacom A                  VIA     ASE    42 1/4
Seagram                   VO      NYSE   32 15/16
HSN                       HSNI    NNM    47 3/4
Time Warner               TWX     NYSE   59 7/16
USWest Media Group        UMG     NYSE   28 5/16
Cablevision Systems A     CVC     ASE    88 5/8
Lillian Vernon            LVC     ASE    16 5/8

              "Hall of Shame"

Pennzoil                  PZL     NYSE   60 3/8
Reader's Digest A         RDA     NYSE   22 7/8
Gaylord Entertainment     GET     NYSE   30 1/16
--------------------------------------------------

happen. And Water World. And Titanic. Very expensive films. But then you have movies that are less expensive to produce, like THE LOST WORLD: JURASSIC PARK, that are equally popular -- sometimes more popular. On balance, owning creative copyright and content through a filmed-entertainment company and leveraging it up on a global basis with captive distribution has proven to be a reasonably good business.

     Another one I want to recommend is USWEST MEDIA GROUP, which is going through financial engineering. US West created USWest Media as a tracking stock. Within the next 60 days, they will convert it to standard C corporation form and spin it off. USWest Media will then be the third- or second-largest cable company. As I fast-forward, a year from now, Time Warner will have somehow figured out a way to buy USWest Media and then spin it off to the public, packaged as a cable company. The stock is at 29. It is worth $45. CABLEVISION SYSTEMS, which I did not recommend a year ago, but which I have recommended in the past -- and which my clients own a lot of sells for 90 and has two businesses: cable systems and a cable network. The cable network is Rainbow Media Holdings, 25% owned by NBC, 75% owned by Cablevision. There are three wonderful channels: American Movie Classics, Bravo and Romance. No one can be without Romance.

Q: THAT'S VERY TOUCHING.

SCHAFER: Don't they have Madison Square Garden, too?

GABELLI: They sold 40% of their stake in Madison Square Garden to Fox, so they own only 60% of the Garden, which has turned out to be absolutely a phenomenal deal. When I look out into 1999 and 2000 -- at least

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
January 26, 1998            BARRON'S o Roundtable'98
--------------------------------------------------------------------------------

18 months from now, when I'll have a long-term capital gain -- I see a company, assuming this transaction with TCI Inc. gets closed in the next 60 days, with
3.2 million cable customers clustered in Cleveland, Boston and New York. A business unit that will have cash flow at least $1 billion in the year 2000 in cable, which is worth 10 times that. And a company that has wonderful programming -- in sports, as well as in the three genres I've already mentioned. It'll be worth $250 a share at that time.

Q: ISN'T CABLEVISION ALSO A COMPANY WITH A WONDERFUL BALANCE SHEET?

GABELLI: They have a $2.5 billion deficit in book. They have $4.2 billion of debt. There is a very limited margin of safety.

Q: IF, BY CHANCE, INTEREST RATES WERE TO RISE, COULD IT COPE?

GABELLI: There are 90 million shares authorized. There are 25 million shares publicly outstanding now. There will be 37 million when this deal with TCI is concluded. So you have 37 million shares in a very highly leveraged company. If things look dark in the world, they will look better for the shareholders, because [Cablevision Chairman] Chuck Dolan at that point probably will dial [President] Bob Wright at NBC and say, "Bob ..."

Q: DO YOU HAVE ANOTHER IDEA, MARIO?

GABELLI: Small-cap stocks that derive their demand from the airline business in some fashion. Either they sell components to Boeing or they sell and service parts. The first one is SEQUA, which sells components for engine repairs and overhauls. General Electric just bought two companies in the business, one of which was Greenwich Air Services, which in turn was buying UNC Inc. AlliedSignal just bought an aircraft-parts distribution division from Fairchild's Banner Aerospace. The company I like is Sequa. Traded on the NYSE, 10.9 million shares out. The stock is 66. [Chairman] Norman Alexander is over 80. The earnings for 1998 will be $4.75. They will go to $7.50 in '99. They will be close to $10 in the year 2000. The value of the business, if Norman decides not to wake up, or decides to sell-or to wake up and sell --

Q: YOU'RE LOOKING FOR TROUBLE AGAIN.

GABELLI: -- he could sell the pieces, based on recent transactions -- and applying a lowly multiple of eight times EBITDA to Chromalloy, which is a world-class business -- for $200 a share. I think that $200 becomes $300 by the year 2001. So, with the stock at 65, I have an incredible margin of safety, assuming Norman Alexander stays the course. I mean, he just put [Apollo Advisors' founding partner] Leon Black on the board, which is the first sign of fresh air I have seen in the company.

Q: WHAT KIND OF AIR? LEON BLACK?

GABELLI: Fresh.

Q: YOU'VE BEEN INSIDE TOO LONG.

GABELLI: My second small-cap is SPS TECHNOLOGIES. Twelve million shares; a $40 stock. NYSE; $480 million of equity; $100 million of debt.

NEFF: Tell where it's headquartered.

GABELLI: Jenkintown, Pennsylvania.

NEFF: Almost in Philadelphia.

GABELLI: I was just there. Went through the factory about four weeks ago. Charlie Grigg came on board as the CEO three or four years ago. The fastener business is doing extremely well. And they are creating a second window that is growing exponentially by consolidating the fragmented $2 billion bonded-metals and magnets business. They are buying up small companies, have made over a dozen acquisitions. Earnings should ramp up -- $3.10, $3.60, $4, $5. The company is worth $60 a share today and it will be worth $100 in five years. It's a spectacular play. Fairchild, I won't go into much. The stock is around 20. Another fastener company. Jeffrey Steiner runs it. They just did an offering to liquefy, through DLJ; 20 million shares out. They control Banner Aerospace.

Q: ANOTHER SUPPLIER TO BOEING?

GABELLI: Yes, Boeing will produce 550 planes in 1998.

Q: DON'T YOU THINK BOEING IS VULNERABLE TO A LOT OF CANCELLATIONS OUT OF ASIA?

GABELLI: Absolutely. There is going to be all sorts of that. But the age of the aircraft, the fact that they need to be more fuel-efficient, or more noise-efficient, and some growth around the world will keep Boeing working. The problem is the ramp rate goes to 550-600 planes a year -- then flattens. So these companies, over the next two years, will have good earnings growth -- then go flat in that part of the business. You can't buy these stocks for those orders, because the market is already discounting the flattening. You're buying them because the cash flow is terrific and there will be a round of consolidations. Fairchild will probably be taken over by Textron. Or they'll merge with SPS Technologies. Someone has to merge with somebody in this business. There are too many companies. Then, the financial engineers will do something. In the

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
January 26, 1998            BARRON'S o Roundtable'98
--------------------------------------------------------------------------------

case of SPS Technologies, which is a nuts-and-bolts company, Charlie Grigg is first-class. These three are small-cap stocks that are going to be terrific in relation to value and in relation to earnings over the next 12-18 months. I want to own them all -- as I do -- I want to own the whole companies for my clients.

Q: YOU MAY HAVE TO. IS THAT IT?

GABELLI: Another financial engineering company is Gaylord Entertainment, which sold its Country Music Television and its Nashville Network to Westinghouse Electric. Shareholders got Westinghouse stock, plus shares in this spun-off company. One of the last Morris trusts. Gaylord is one of the three new companies in my Hall of Shame this year, because of the way they handled the sale of their cable networks to Westinghouse. They had no upside protection. Westinghouse stock went from 17 to 28 while the deal was pending, and we were stuck at a $17 valuation. It was a disgrace. Still, Gaylord today has 32 million shares. The stock sells at 30 on the NYSE. That is a $1 billion market cap. It has a few hundred million of debt. For that you get a hotel that everyone wants to own -- 2,950 rooms, $100 million of EBITDA, about 88% occupancy last year, but they added a new wing. It will go to about 95% occupancy this year, with an average daily room rate of about $130.

Q: THIS IS OPRYLAND?

GABELLI: The hotel. It's in Nashville. That hotel, someone with a paper clip, or a paired REIT, or some desire to own it, will pay $1 billion for. I think [Hilton Hotels CEO Stephen] Bollenbach would buy it. The balance of the business is probably worth another $500 million. The biggest value in that is a CBS station in Dallas, a stand-alone station that they could probably sell for $350 million. I also like it because of something else: Country-and-western music originates in Nashville. Everyone goes to the place that they own, called the Ryman Auditorium, to perform. So if you are Garth Brooks, you go there to play. It is like everyone coming to Barron's.

Q: THANKS.

GABELLI: You're welcome. In three years they will be the foremost country-and-western music company in the world. But you don't pay for that in Gaylord's stock.

NEFF: Mario, I thought Opryland died. Can the hotel stand on its own?

GABELLI: The amusement park itself, if Premier Parks were running it, or if you and I were running it, could be rejuvenated. But Gaylord decided to contribute that land to a mall operator. I thought it was a mistake. But they were not doing a good job of running the amusement park. They also have some radio stations. There are a lot of assets.

ZIEGLER: What are they going to do with the land? Turn it into a shopping mall?

GABELLI: Yes. They also own a stake in Bass Pro, the fishing-gear outfit. They own 10% of the Texas Rangers. There are a lot of assets there.

Q: YOU MENTIONED THAT GAYLORD IS IN YOUR "HALL OF SHAME." YOU'D BETTER EXPLAIN.

GABELLI: These are not short ideas. My Hall of Shame is reserved for companies with interesting values -- but with managements who just feel like they own the companies. Who stand in the way of deals that would surface values, for reasons of their own. Like Norman Alexander at Sequa. It's my version of tar and feathers.

     Another company in my Hall of Shame this year is Pennzoil, just because of the way they totally ignored shareholders' desire to get a high price for the company. Flatly refused to consider Union Pacific Resources' bid.

Q: WHAT'S YOUR THIRD HALL OF SHAMER?

GABELLI: Reader's Digest Association, just because of the way they are handling this whole management transition. Lowering the options exercise price. But the virtue of Reader's Digest is that they have an ability to do order fulfillment on a global basis. The stock is at 23; there are 100 million shares. There is no debt. Earnings are hard to get a handle on. But their major asset is an ability to generate lists and to fulfill the still-embryonic electronic-commerce industry on a global basis. That has a value to large customers and companies -- an increasing one, now that brands can be exploited via the Internet. Reader's Digest today has about a $2.5 billion market cap. Look at the size of the mega-deals today. We think it'll be taken over. Another company -- this one is not in my Hall of Shame, but it's one, like Reader's Digest, that has good fulfillment capabilities -- is Lillian Vernon. She runs a nice little mail-order operation. The people who are going to sell merchandise on the Internet will try to migrate -- and take over these companies. Plus, there is a consolidation going on in the catalogue industry. This is one of the companies that will be taken over. The stock is at 16.

Q: WHAT ELSE?

GABELLI: Pepsi/Whitman -- the new company about to be created, effective

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
January 26, 1998            BARRON'S o Roundtable'98
--------------------------------------------------------------------------------

January 30. Illinois Central became Whitman Corp. Whitman has three parts --Hussmann, Midas and Pepsi-Cola General Bottlers. The first two are about to be spun off. The part I want to talk about is what will be left in Whitman, the Pepsi bottler. There are 102 million shares. The stock is trading at 15-18, on a when-distributed basis. The new Whitman, to me, is similar to what Coca-Cola Enterprises was when I found it back in the 1980s when it went public. This may well become [PepsiCo CEO] Roger Enrico's engine for rejuvenating Pepsi's independent bottling system. The documents are out. If we are right, Pepsi/Whitman should earn about 70 cents a share in '98, marching up at about a 15% compounded growth rate. Its cash flow will be fairly significant. Also, Pepsi went to them and said, "We want you to be the bottler in Poland. We want you to be the bottler in Russia."

Q: DO YOU BUY WHITMAN NOW, OR WAIT?

GABELLI: You can buy Whitman today, for $25. It's about to be split into three. For every share of Whitman, you get a half-share of Hussmann. Hussmann will eventually be sold. It is like Thermo King, a very attractive operation in the refrigeration business. For every share of Whitman you get one-sixth of a share of Midas. And you get a share of Pepsi/Whitman. It is probably extremely poorly managed today, at the top. But the business itself is terrific. They are the Pepsi bottler covering about 12% of the U.S., primarily around Chicago-Heartland USA. This is a terrific vehicle for Roger Enrico. They already own 20%. I think it becomes the vehicle that Pepsi does its bottling acquisitions through-much the way Coca-Cola did it with CCE. Neff: To the degree that Coca-Cola is essentially giving away carbonated colored sugar water, doesn't it make it awfully tough for other bottlers? Gabelli: The bottling business in the U.S. is very attractive, very successful. What it requires, however, is some skill economics, when you do the routes, when you buy the vending machines --

NEFF: Vending is good, but the rest-the supermarket price of soft drinks

MACALLASTER: Soft-drink margins in the U.S. are much lower than anyplace else in the world. Except maybe Canada.

NEFF: Coke keeps going for market share. Are they going to stop doing that?

GABELLI: If you want a drop-dead analogy, all you have to do is read the CCE prospectus. I am running out of time, so I can't do it for you.

     Another company that could go either way -- become a consolidator or be consolidated -- is an old favorite with a new management: Echlin. The stock is 35; there are 63 million shares. Fiscal year ends August 31. They will earn, for the current year, about $2.35. You'll have about a 20% earnings growth rate over the next three to five years in Echlin.

Q: THEY DEPEND ENORMOUSLY ON THE WEATHER. THIS WARM WINTER IS NOT GOING TO GIVE ECHLIN A VERY BIG YEAR.

GABELLI: There are 200 million cars and trucks on the road in the U.S. Another 400 million more on the road around the world. That's 600 million vehicles. The growth rate for vehicles on the road in Europe is 3%-4%. In the U.S., it is about 2.2%, and in Latin America, it is much higher. In Asia, you can pick any number you want. Someone has to supply spare parts on an ongoing basis for the engines, braking systems, safety items. This company is emerging as the preeminent manufacturer, supplier and distributor of parts on a global basis for the vehicle population.

Q: THAT HAS BEEN THE ARGUMENT FOREVER.

GABELLI: And there's new management.

BLACK: But the gross margins have been coming down. The channel of distribution has changed over the last few years in the business, from the jobbers to direct sales to the big retailers like the AutoZones. That has put the arm on these people's gross margins. I have owned things like Standard Motor in the past. But we are out of them because the gross margins keep going down and down. I know you said there is new management, but they have been telling this story for a while-we have called them. And they've had 12 down quarters in a row. Gabelli:
Call them again. You're dated. Larry McCurdy just took over the helm of the company. There is some low-hanging fruit. There will be changes in the way they manufacture. The distribution channel is an issue -- but not a dominant issue. It is the way you manufacture, the way you distribute on a global basis. Because there are no AutoZones in Europe or Latin America. Even in the U.S., Echlin is changing its product mix. They will get their earnings up. You will see eight straight up quarters. You will have a stock that will either be taken over or be in the mid-50s in two years. That's not a lot of money, but it is up 50%; that's okay.

THANK YOU, MARIO.

--------------------------------------------------------------------------------
Reprinted by permission. The views expressed in this article reflect those of the portfolio manager only through 1/19/98. The portfolio manager's views are subject to change at any time based on market and other conditions.

AND THE WINNER IS?

     Despite giving up a lot of financial weight and reach to its better known opponent, little Starwood Lodging (HOT - $57.875 - NYSE) upset Hilton Hotels (HLT - $29.75 - NYSE) in the battle for ITT (ITT - $82.875 -NYSE). The deal, which is scheduled to close in February 1998, is for 30% in cash and the balance in Starwood stock -- about an $83 per share value at year end. We sided with the heavily favored Hilton, primarily due to the higher cash component of its offer. However, since the cost per share of the Fund's ITT holdings was approximately $39 per share, we were hardly distraught over the outcome.

BOTTOMS UP

     We believe the biblical adage "those that are last shall be first" may be prophetic for several of the laggards in the Fund's portfolio. Seagram stock declined 16.6% in 1997. Investors appear to think Seagram (VO - $32.3125 - NYSE) will have a tough time competing against the new Grand Metropolitan/Guiness combination, which will be a global spirits powerhouse. The fact that 20% of Seagram's spirits sales are from Asia is another justifiable concern. Problems duly noted, we see a company that is making some good moves. Seagram bought out partner Viacom's (VIA - $40.875 - ASE) 50% stake in the USA Network and then repackaged it in a deal with Home Shopping Network's Barry Diller, a terrific entertainment programmer. We believe Diller will further energize USA and Seagram will put the $1.2 billion in cash received in the transaction to good use by making an acquisition to bolster its spirits business and/or by funding another round of share repurchases. In fiscal 1997 (June 30) the company repurchased 11 million shares and thus far in fiscal 1998, it has brought in another 10 million. Its other businesses are doing relatively well. Under Frank Biondi's leadership, MCA is rebounding. Tropicana is generating plenty of cash. Seagram still has 26.8 million shares of Time Warner (TWX - $62.00 -NYSE) worth approximately $1.65 billion and over 70 million shares of Home Shopping Network -- a stock we like. While Seagram's short term earnings prospects are cloudy, we believe the stock is trading well below the company's increasing economic value.

LET'S TALK STOCKS

     The following are stock specifics on selected holdings of our Fund. Favorable earnings prospects do not necessarily translate into higher stock prices, but they do express a positive trend which we believe will develop over time.

CENTURY TELEPHONE ENTERPRISES INC. (CTL - $49.8125 - NYSE), based in Monroe, Louisiana, is the tenth largest local telephone company with over 500,000 access lines in 14 states in the South and Midwest. Century Telephone is also the tenth largest domestic cellular company. Through acquisitions, CTL has created clusters of rural telephone and cellular companies within commuting distance of metropolitan areas in states including Wisconsin, Michigan, Ohio, Louisiana and Arkansas. With the $2.2 billion acquisition of Portland, Oregon-based Pacific Telecom, CTL is adding seven states, ten cellular markets and 640,000 access lines to its business base. The acquired operations are expected to nearly double Century's revenues. The company continues to build value through other ventures, primarily its long distance and competitive local exchange carrier
(CLEC) operations.

                                                                 [FLOW CHART]
                                                         Chris-Craft Industries
                                                               78%
                                                            BHC Communications
                                                               59%
                                                            United Television

CHRIS-CRAFT INDUSTRIES INC. (CCN - $52.3125 - NYSE), through its 78% ownership of BHC Communications (BHC - $130.25 - ASE), is primarily a television broadcaster. BHC owns and operates UPN affiliated TV stations in New York
(WWOR), Los Angeles (KCOP) and Portland (KPTV). BHC also owns 59% of United Television (UTVI - $103.875 - Nasdaq), which operates an NBC affiliate, an ABC affiliate and three UPN affiliates. United Television has announced plans to purchase WRBW, a UPN affiliate in Orlando, for approximately $60 million and WHSW in Baltimore for $80 million. Chris-Craft's television stations constitute one of the nation's largest television station groups, reaching approximately 22% of U.S. households. The Chris-Craft complex is debt free and strongly positioned to expand its operations with roughly $1.5 billion in cash and marketable securities.

GRUPO TELEVISA SA (TV - $38.6875 - NYSE) is a Mexico-based entertainment company that dominates the Spanish speaking world through its fully integrated mix of content and distribution. The company is an excellent vehicle for accessing the growth in disposable income among the Spanish speaking population on a global basis. The business mix includes film, music, cable television and broadcasting. Grupo Televisa also has valuable holdings in PanAmSat (SPOT - $43.125 - Nasdaq) and Univision Communications (UVN - $69.8125 - NYSE). A five year restructuring plan - "Televisa 2000" is designed to cut costs by $90 million annually over the next three years and to raise Televisa's cash flow margin by more than 25%.

MEDIA GENERAL INC. (MEG'A - $41.8125 - ASE) is a Richmond, VA-based communications company, publishing 20 daily newspapers throughout the Southeast. Media General operates fourteen network television stations in Southeastern markets, including Birmingham, Tampa and Jacksonville and two cable television systems in Virginia. The relaxation of broadcast station ownership restrictions provided by The Telecommunications Reform Act of 1996 is driving industry consolidation and is increasing the franchise values of strong, well-positioned media properties such as those owned by Media General. The company also produces newsprint from recycled newspapers at its Garden State Paper Co.

SOUTHERN NEW ENGLAND TELECOMMUNICATIONS CORP. (SNG - $50.3125 - NYSE) is a holding company for Southern New England Telephone (SNET) which provides telephone services for most of Connecticut. SNET has had success in expanding into the long distance market in its home territory, gathering a 40% share of the long distance market in Connecticut. SBC Communications has agreed to acquire SNET for $4.26 billion in stock.

TELE-COMMUNICATIONS INC. (TCOMA - $27.9375 - NASDAQ), one of the largest cable TV operators in the U.S., is guided by Dr. John C. Malone - one of the most shareholder sensitive managers we have found. Regulation has historically played an important role in the valuation of cable properties. Passage of The Telecommunications Reform Act of 1996, combined with the current deregulatory climate in Congress, is providing a significant catalyst for cable stocks. TCOMA is a well-positioned industry leader, from its wireless telephony PCS venture with Sprint, Comcast and Cox Communications to its innovative Internet access business, dubbed "@Home", and its 80% stake in Tele-Communications International Inc. (TINTA - $18.00 - Nasdaq). An important strategic shift for the company is underway as some cable properties are being sold or transferred to allianced-partners, shifting debt and strengthening the company's balance sheet. So far, deals shaving over 3 million subscribers and shifting over $4 billion in debt have been announced. Cost reduction programs, including overhead reduction, are showing substantial progress and increasing operating cash flow.

MINIMUM INITIAL INVESTMENT - $1,000

     The Fund's minimum initial investment for both regular and retirement accounts is $1,000. There are no subsequent investment minimums. No initial minimum is required for those establishing an Automatic Investment Plan.

THE ROTH IRA

     The Taxpayer Relief Act of 1997 included new tax incentives and more opportunities to save for retirement and other major expenditures. The Roth IRA is just one of these new opportunities now available at Gabelli Funds. Our investor representatives are available at 1-800-GABELLI (1-800-422-3554) to speak with you about establishing a new Roth IRA and to discuss your investment choices.

GABELLI U.S. TREASURY MONEY MARKET FUND

     Shareholders of any of the Gabelli Funds may invest in The Gabelli U.S. Treasury Money Market Fund with an initial investment of $3,000 or more. The Fund provides checkwriting and exchange privileges. The Fund's expenses are capped at .30% of average net assets, making it one of the most attractive U.S. Treasury-only money market funds. With dividends that are exempt from state and local income taxes in all states, the Fund is an excellent vehicle in which to store idle cash. An investment in The Gabelli U.S. Treasury Money Market Fund is neither insured nor guaranteed by the U.S. Government. There can be no assurance that the Fund will maintain a stable $1 per share net asset value. Call us at 1-800-GABELLI (1-800-422-3554) for a prospectus which gives a more complete description of the Fund, including management fees and expenses. Read the prospectus carefully before you invest or send money.

INTERNET

     You can now visit us on the Internet. Our home page at http://www.gabelli.com contains information about Gabelli Funds, Inc., the Gabelli Mutual Funds, IRAs, 401(k)s, quarterly reports, closing prices and other current news. You can send us e-mail at info@gabelli.com.

IN CONCLUSION

     1997 was yet another very good year for equity investors. If earnings expectations are realized, 1998 may be a reasonably good year as well. We do have our reservations and are mindful that at current valuations, stocks are well above the safety net. As always, we are focusing on value--stocks trading at a material discount to their longer term intrinsic value. We believe this discipline will effectively preserve and enhance the value of the assets you have entrusted to us.

     The Fund's daily net asset value is available in the financial press and each evening after 6:00 PM (Eastern Time) by calling 1-800-GABELLI (1-800-422-3554). The Fund's Nasdaq symbol is GABVX. Please call us during the business day for further information.

                                   Sincerely,

                                   /s/  Mario J. Gabelli, CFA

                                   MARIO J. GABELLI, CFA
                                   Portfolio Manager and
                                   Chief Investment Officer
February 1, 1998



       ------------------------------------------------------------------
                                TOP TEN HOLDINGS
                               DECEMBER 31, 1997
                               -----------------

       Media General Inc.               Grupo Televisa SA
       Viacom Inc.                      Century Telephone Enterprises Inc
       Chris-Craft Industries Inc.      Tele-Communications Inc.
       Cablevision Systems Corp.        Echlin Inc.
       US West Media Group              Southern New England Telecom.
       ------------------------------------------------------------------

NOTE: The views expressed in this report reflect those of the portfolio manager only through the end of the period of this report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS -- DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                             COST           VALUE
 ------                                             ----           ------
           COMMON STOCKS--96.7%
           AEROSPACE--0.8%
  185,000  Fairchild Corp., Class A+..........  $  3,747,335    $  4,601,875
                                                ------------    ------------
           AUTOMOTIVE: PARTS AND
            ACCESSORIES--3.9%
  400,000  Echlin Inc. .......................    13,013,518      14,475,000
   50,000  Federal-Mogul Corp. ...............     1,088,331       2,025,000
   92,225  Handy & Harman.....................     1,430,521       3,181,763
   40,000  Johnson Controls Inc. .............     1,126,000       1,910,000
   35,000  Quaker State Corp. ................       414,064         498,750
   30,000  Ragan (Brad) Inc +.................       702,688       1,095,000
                                                ------------    ------------
                                                  17,775,122      23,185,513
                                                ------------    ------------
           AVIATION: PARTS AND SERVICES--0.6%
  158,000  Coltec Industries Inc.+............     2,291,727       3,663,625
                                                ------------    ------------
           BROADCASTING--10.8%
  110,000  Ackerley Group Inc. ...............     1,514,638       1,863,125
  520,192  Chris-Craft Industries Inc. +......    13,617,185      27,212,544
  100,000  Gray Communications Systems Inc.,
            Class B...........................     2,045,561       2,575,000
  470,000  Grupo Televisa SA, GDR +...........    10,261,969      18,183,125
  110,000  Liberty Corp. .....................     2,631,819       5,142,500
  100,000  LIN Television Corp. +.............     3,883,986       5,450,000
  230,000  Paxson Communications Corp., Class
            A +...............................     1,826,124       1,696,250
   21,000  United Television Inc. ............     1,917,574       2,181,375
                                                ------------    ------------
                                                  37,698,856      64,303,919
                                                ------------    ------------
           BUSINESS SERVICES--0.5%
  119,000  Berlitz International Inc., New +..     1,749,388       3,168,375
                                                ------------    ------------
           CABLE--13.4%
  168,000  BET Holdings Inc., Class A+........     8,819,978       9,177,000
   18,750  Cable Michigan Inc. +..............       118,625         428,906
  282,000  Cablevision Systems Corp., Class
            A+................................    11,828,881      27,001,500
  290,000  TCI Ventures Group.................     2,559,509       8,210,625
  550,000  Tele-Communications Inc., Class A,
            New +.............................     6,993,370      15,365,625
  680,000  US WEST Media Group +..............    15,038,107      19,635,000
                                                ------------    ------------
                                                  45,358,470      79,818,656
                                                ------------    ------------
           COMMUNICATIONS EQUIPMENT--0.5%
   26,000  Northern Telecom Ltd. .............       980,550       2,314,000
   30,000  Scientific-Atlanta Inc. ...........       545,488         502,500
                                                ------------    ------------
                                                   1,526,038       2,816,500
                                                ------------    ------------
           CONSUMER PRODUCTS--2.7%
  330,000  Carter-Wallace Inc. ...............     4,490,743       5,568,750
   55,000  Gallaher Group plc, ADR +..........       999,158       1,175,625
  180,000  General Cigar Holdings Inc., Class
            B +...............................     1,687,164       3,892,500
   45,000  Ralston Purina Group...............     1,661,971       4,182,188
   41,700  Syratech Corp. +...................       983,310       1,480,350
                                                ------------    ------------
                                                   9,822,346      16,299,413
                                                ------------    ------------
           CONSUMER SERVICES--2.8%
  250,000  HSN Inc. +.........................     5,306,006      12,875,000
  180,000  Ticketmaster Group Inc. +..........     2,873,107       4,140,000
                                                ------------    ------------
                                                   8,179,113      17,015,000
                                                ------------    ------------

                                                                   MARKET
 SHARES                                             COST           VALUE
 ------                                             ----           ------
           DIVERSIFIED INDUSTRIAL--3.3%
   60,000  Honeywell Inc. ....................  $  3,582,671    $  4,110,000
  115,000  ITT Industries Inc. ...............     2,740,975       3,608,125
  216,000  Katy Industries Inc. ..............     1,812,634       4,401,000
   55,000  Lamson & Sessions Co. +............       318,688         319,687
   32,000  Lukens Inc. .......................       911,600         914,000
  140,000  TriMas Corp. ......................     4,804,250       4,812,500
  300,000  Tyler Corp. +......................       751,050       1,650,000
                                                ------------    ------------
                                                  14,921,868      19,815,312
                                                ------------    ------------
           ENERGY--3.5%
   94,000  Pennzoil Co. ......................     6,964,133       6,280,375
  128,000  Southwest Gas Corp. ...............     2,340,775       2,392,000
  200,000  Tejas Gas Corp. +..................    12,102,225      12,250,000
                                                ------------    ------------
                                                  21,407,133      20,922,375
                                                ------------    ------------
           ENTERTAINMENT--9.2%
  175,660  Ascent Entertainment Group
            Inc. +............................     1,801,193       1,822,472
   80,601  Gaylord Entertainment Co., Class
            A.................................     2,066,284       2,574,194
   34,000  GC Companies Inc. +................     1,248,451       1,610,750
  100,000  Time Warner Inc. ..................     4,154,570       6,200,000
1,050,000  Viacom Inc., Class A +.............    31,761,547      42,918,750
                                                ------------    ------------
                                                  41,032,045      55,126,166
                                                ------------    ------------
           EQUIPMENT AND SUPPLIES--6.0%
   40,700  Aeroquip-Vickers Inc. .............     1,182,742       1,996,844
  245,000  AMP Inc............................    10,111,503      10,290,000
   50,000  Ampco-Pittsburgh Corp. ............       250,018         978,125
   32,000  Deere & Co. .......................       570,933       1,866,000
  135,000  Gerber Scientific Inc. ............     1,147,264       2,683,125
    3,000  IDEX Corp. ........................        60,600         104,625
   27,000  Ingersoll-Rand Co..................       653,323       1,093,500
   34,000  Navistar International Corp. +.....       322,700         843,625
  132,000  Pittway Corp., Class A.............       729,436       9,190,500
   70,000  Sequa Corp., Class A +.............     2,361,709       4,554,375
   24,500  Sequa Corp., Class B +.............     1,203,320       1,825,250
    5,000  Smith (A.O.) Corp. ................       208,100         210,625
                                                ------------    ------------
                                                  18,801,648      35,636,594
                                                ------------    ------------
           FINANCIAL SERVICES--0.8%
   25,000  American Express Co. ..............       592,989       2,231,250
   45,000  Lehman Brothers Holdings Inc. .....       812,875       2,295,000
                                                ------------    ------------
                                                   1,405,864       4,526,250
                                                ------------    ------------
           FOOD AND BEVERAGE--3.7%
  215,000  Quaker Oats Co. ...................     7,327,682      11,341,250
  100,000  Seagram Co. Ltd. ..................     3,285,906       3,231,250
  290,000  Whitman Corp. .....................     2,374,575       7,558,125
                                                ------------    ------------
                                                  12,988,163      22,130,625
                                                ------------    ------------
           HEALTH CARE--0.3%
  240,000  IVAX Corp. +.......................     2,280,950       1,620,000
                                                ------------    ------------
           HOTELS AND GAMING--2.3%
  455,000  Aztar Corp. +......................     3,211,159       2,843,750
  145,000  Circus Circus Enterprises Inc. +...     3,750,090       2,972,500
   90,000  Hilton Hotels Corp.................     2,476,007       2,677,500
   35,000  ITT Corp., New +...................     2,703,084       2,900,625
  110,000  Mirage Resorts Inc. +..............     1,136,669       2,502,500
                                                ------------    ------------
                                                  13,277,009      13,896,875
                                                ------------    ------------

                       See Notes to Financial Statements.

THE GABELLI VALUE FUND INC.
PORTFOLIO OF INVESTMENTS (CONTINUED) -- DECEMBER 31, 1997
--------------------------------------------------------------------------------

                                                                   MARKET
 SHARES                                             COST           VALUE
 ------                                             ----           ------
           COMMON STOCKS (CONTINUED)
           METALS AND MINING--1.0%
  601,000  Barrick Gold Corp. ................  $  1,532,475    $  1,117,500
  170,000  Echo Bay Mines Ltd. +..............     1,148,957         414,375
  110,000  Homestake Mining Co. ..............     1,687,313         976,250
  112,000  Placer Dome Inc. ..................     1,999,638       1,421,000
  700,000  Royal Oak Mines Inc. +.............     2,156,025       1,093,750
  300,000  TVX Gold Inc. +....................       845,911       1,012,500
                                                ------------    ------------
                                                   9,370,319       6,035,375
                                                ------------    ------------
           PUBLISHING--17.1%
  205,000  Golden Books Family Entertainment
            Inc. +............................     3,030,481       2,114,063
   35,000  Harcourt General Inc. .............     1,611,750       1,918,437
   55,000  McGraw-Hill Companies Inc. ........     2,210,701       4,070,000
2,030,000  Media General Inc., Class A........    43,860,520      84,879,375
  170,000  Meredith Corp. ....................     3,346,094       6,066,875
  111,000  Reader's Digest Association Inc.,
            Class B...........................     2,589,140       2,705,625
                                                ------------    ------------
                                                  56,648,686     101,754,375
                                                ------------    ------------
           REAL ESTATE--2.4%
  610,000  Catellus Development Corp. +.......     7,276,592      12,200,000
  130,000  Griffin Land & Nurseries Inc. +....     1,463,689       2,015,000
                                                ------------    ------------
                                                   8,740,281      14,215,000
                                                ------------    ------------
           RETAIL--2.3%
   15,000  Burlington Coat Factory Warehouse
            Corp. ............................       154,391         246,562
   92,000  Giant Food Inc., Class A...........     2,978,075       3,099,250
   35,000  Hartmarx Corp. +...................       216,313         266,875
  110,000  Lillian Vernon Corp................     1,509,277       1,828,750
  282,500  Neiman Marcus Group Inc. +.........     5,219,760       8,545,625
                                                ------------    ------------
                                                  10,077,816      13,987,062
                                                ------------    ------------
           SPECIALITY CHEMICAL--0.6%
  142,500  Ferro Corp. .......................     1,796,269       3,464,531
                                                ------------    ------------
           TELECOMMUNICATIONS--3.2%
  250,000  Citizen Utilities Co., Class B +...     2,461,902       2,406,250
   46,300  Commonwealth Telephone Enterprises
            Inc. +............................       331,188       1,198,013
   70,000  RCN Corp. +........................       752,257       2,397,500
  260,000  Southern New England
            Telecommunications Corp...........    10,571,975      13,081,250
                                                ------------    ------------
                                                  14,117,322      19,083,013
                                                ------------    ------------
           WIRELESS COMMUNICATIONS--5.0%
  355,000  Century Telephone Enterprises
            Inc...............................     7,188,300      17,683,438
  100,000  COMSAT Corp. ......................     2,038,321       2,425,000

                                                                   MARKET
 SHARES                                             COST           VALUE
 ------                                             ----           ------

   40,000  Loral Space & Communications
            Ltd. +............................  $    501,500    $    857,500
  160,000  TCI Satellite Entertainment Inc.,
            Class A +.........................     1,440,750       1,100,000
  250,000  Telecom Italia Mobile SpA..........       332,242       1,153,901
  141,000  Telephone and Data Systems Inc.....     6,045,799       6,565,313
                                                ------------    ------------
                                                  17,546,912      29,785,152
                                                ------------    ------------
TOTAL COMMON STOCKS...........................   372,560,680     576,871,581
                                                ------------    ------------
           PREFERRED STOCK--0.5%
           PUBLISHING--0.5%
  157,750  News Corp. Ltd., Sponsored ADR
            Preference Shares.................     2,428,236       3,135,281
                                                ------------    ------------

 PRINCIPAL
  AMOUNT
 ---------
               CORPORATE BOND--0.1%
               ENTERTAINMENT--0.1%
$   497,000    Viacom Inc., Sub.
                Deb., 8.00% due
                07/07/06...........        322,429        502,902
                                      ------------   ------------
               U.S.TREASURY BILL--1.9%
 11,000,000    5.331%++ due
                01/22/98++.........     10,966,601     10,966,601
                                      ------------   ------------
               REPURCHASE AGREEMENT--0.6%
  3,590,000    Agreement with
                Salomon Inc., 6.70%
                due 01/02/98 (a)...      3,590,000      3,590,000
                                      ------------
TOTAL INVESTMENTS...........  99.8%  $389,867,946(b)  595,066,365
                                     ============
OTHER ASSETS AND
 LIABILITIES (NET)..........   0.2                     1,480,676
                             -----                  ------------
NET ASSETS
 (41,723,898 shares
 outstanding)............... 100.0%                 $596,547,041
                             =====                  ============
NET ASSET VALUE AND
 REDEMPTION PRICE PER
 SHARE......................                              $14.30
                                                           =====
MAXIMUM OFFERING PRICE PER SHARE
 ($14.30 / .945, based on
 maximum sales charge of
 5.5% of the offering price
 at December 31, 1997)......                              $15.13
                                                           =====

NUMBER OF                                              UNREALIZED
CONTRACTS                                             DEPRECIATION
----------                                            ------------
FUTURES CONTRACTS--SHORT POSITION
      (80)  S&P 500 Index Futures, 03/08/98.......    $   (646,450)
                                                      ------------

---------------

(a) Agreement dated 12/31/97 to be repurchased at $3,591,336 collateralized by $2,379,000 U.S. Treasury Bond, 10.625% due 08/15/15 (value $3,757,946).
(b) Aggregate cost for Federal tax purposes was $390,317,138. Net unrealized appreciation for Federal tax purposes was $204,749,227 (gross unrealized appreciation was $212,280,806 and gross unrealized depreciation was $7,531,579).
 + Non-income producing security
++ Represents annualized yield at date of purchase.
 ++ At 12/31/97, $1,000,000 in principal amount was segregated for futures contracts.
ADR -- American Depositary Receipt
GDR -- Global Depositary Receipt

                       See Notes to Financial Statements.

                          THE GABELLI VALUE FUND INC.

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997
----------------------------------------------------------

ASSETS:
 Investments, at value (cost $389,867,946).......  $595,066,365
 Cash............................................         6,998
 Receivable for investments sold.................     2,330,172
 Receivable for Fund shares sold.................       407,382
 Dividends and interest receivable...............       327,412
 Other receivable................................         4,000
                                                   ------------
   TOTAL ASSETS..................................   598,142,329
                                                   ------------
LIABILITIES:
 Payable for investment advisory fees............       496,722
 Payable for Fund shares redeemed................       452,802
 Payable for distribution fees...................       298,422
 Payable for investments purchased...............        51,544
 Accrued shareholder communications expense......        48,000
 Accrued Directors' fees.........................        30,169
 Other accrued expenses..........................       217,629
                                                   ------------
   TOTAL LIABILITIES.............................     1,595,288
                                                   ------------
   NET ASSETS applicable to 41,723,898 shares of
     common stock outstanding....................  $596,547,041
                                                   ============
NET ASSETS CONSIST OF:
 Shares of common stock at par value.............  $     41,724
 Additional paid-in capital......................   391,706,921
 Accumulated net realized gain on investments....       246,302
 Net unrealized appreciation on investments......   204,552,094
                                                   ------------
   TOTAL NET ASSETS..............................  $596,547,041
                                                   ============
   NET ASSET VALUE and redemption price per share
     ($596,547,041 / 41,723,898 shares
     outstanding; 300,000,000 shares authorized
     of $0.001 par value)........................        $14.30
                                                          =====
   Maximum offering price per share ($14.30 (DIVIDEND
      SIGN) .945, based on maximum sales charge of 5.5%
     of the offering price at December 31,
     1997).......................................        $15.13
                                                          =====

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997
----------------------------------------------------------

INVESTMENT INCOME:
 Dividend income (net of foreign withholding
   taxes of $21,001)...........................   $ 4,176,213
 Interest income...............................       735,560
                                                  -----------
   TOTAL INVESTMENT INCOME.....................     4,911,773
                                                  -----------
EXPENSES:
 Investment advisory fees......................     5,036,742
 Distribution fees.............................     1,259,185
 Shareholder services fees.....................       510,194
 Directors' fees...............................       102,293
 Legal and audit fees..........................        49,024
 Miscellaneous expenses........................       207,482
                                                  -----------
   TOTAL EXPENSES..............................     7,164,920
                                                  -----------
NET INVESTMENT LOSS............................    (2,253,147)
                                                  -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
 INVESTMENTS:
 Net realized gain on investments..............   100,420,766
 Net realized loss on futures transactions.....      (789,350)
 Net realized loss on foreign currency
   transactions................................        (2,025)
                                                  -----------
   Net realized gain on investments............    99,629,391
                                                  -----------
 Net unrealized appreciation on investments:
   Beginning of year...........................   101,045,653
   End of year.................................   204,552,094
                                                  -----------
     Change in net unrealized appreciation on
       investments.............................   103,506,441
                                                  -----------
NET REALIZED AND UNREALIZED GAIN ON
 INVESTMENTS...................................   203,135,832
                                                  -----------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS....................................   $200,882,685
                                                  ===========

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                  YEAR            YEAR
                                                                 ENDED           ENDED
                                                                12/31/97        12/31/96
                                                              ------------    ------------
OPERATIONS:
   Net investment loss......................................  $ (2,253,147)   $   (616,244)
   Net realized gain on investments.........................    99,629,391      41,559,652
   Net change in unrealized appreciation on investments.....   103,506,441       2,167,080
                                                              ------------    ------------
   Net increase in net assets resulting from operations.....   200,882,685      43,110,488
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income....................................       --              --
   Net realized gain on investments.........................   (96,768,357)    (40,850,492)
   Paid-in capital..........................................       --             (189,371)
Net increase/(decrease) in net assets from Fund share
 transactions...............................................    31,596,675     (27,378,880)
                                                              ------------    ------------
Net increase/(decrease) in net assets.......................   135,711,003     (25,308,255)
NET ASSETS:
Beginning of year...........................................   460,836,038     486,144,293
                                                              ------------    ------------
End of year.................................................  $596,547,041    $460,836,038
                                                              ============    ============

                       See Notes to Financial Statements.

THE GABELLI VALUE FUND INC. -- NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES. The Gabelli Value Fund Inc. (the "Fund") was organized on July 20, 1989 as a Maryland corporation. The Fund is a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), whose primary objective is long-term capital appreciation. The Fund commenced operations on September 29, 1989. The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio securities which are traded only on a nationally recognized securities exchange or in the over-the-counter market which are National Market System Securities are valued at the last sale price as of the close of business on the day the securities are being valued, or lacking any sales, at the mean between closing bid and asked prices; if there were no asked prices quoted on such day, then the security is valued at the closing bid price on such day. Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Gabelli Funds, Inc. (the "Adviser") to be over-the-counter but excluding securities admitted to trading on the Nasdaq National List, are valued at the mean of the current bid and asked prices as reported by Nasdaq, or, in the case of securities not quoted by Nasdaq, the National Quotation Bureau or other comparable sources as the Board of Directors deems appropriate to reflect their fair value. If no asked prices are quoted on such day, then the security is valued at the closing bid price on such day. If no bid or asked prices are quoted on such day, then the security is valued under the relevant procedure for the previous day or by such method as shall be determined by the Adviser or the Board of Directors. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by the Adviser. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund. U.S. government securities and other debt instruments that mature in 60 days or fewer are valued at amortized cost, unless the Board of Directors determines that such valuation does not constitute fair value. Debt instruments having a greater maturity are valued at the highest bid price obtained from a dealer maintaining an active market in those securities.

REPURCHASE AGREEMENTS. The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal at all times to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Adviser, acting under the supervision of the Board of Directors, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

FUTURES CONTRACTS. The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are included in unrealized appreciation/depreciation on investments. The Fund recognizes a realized gain or loss when the contract is closed.

--------------------------------------------------------------------------------

There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

FOREIGN CURRENCY. The books and records of the Fund are maintained in United States (U.S.) dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period, and purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in unrealized appreciation/depreciation on investments. Unrealized gains and losses of securities, which result from changes in foreign exchange rates as well as changes in market prices of securities, have been included in unrealized appreciation/depreciation on investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial trade date and subsequent sale trade date is included in realized gain/(loss) on investments sold.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded as earned. Dividend income is recorded on the ex-dividend date.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund. Permanent differences incurred during the year ended December 31, 1997 resulting from different book and tax accounting policies for currency gains and losses and a net operating loss, are reclassified between net investment income and net realized gains at year end. The reclassifications for the year ended December 31, 1997 were an increase to accumulated net investment income of $2,253,147 and a decrease to accumulated net realized gain on investments of $2,253,147 for tax purposes.

PROVISION FOR INCOME TAXES. The Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. As a result, a Federal income tax provision is not required.

2. AGREEMENTS WITH AFFILIATED PARTIES. The Fund has entered into an investment advisory agreement (the "Advisory Agreement") with the Adviser which provides that the Fund will pay the Adviser a fee, computed daily and paid monthly, at the annual rate of 1.00 percent of the value of the Fund's average daily net assets, to provide a continuous investment program for the Fund's portfolio, provide all facilities and personnel, including offices, required for its administrative management and pay the compensation of all officers and Directors of the Fund who are its affiliates.

--------------------------------------------------------------------------------

3. DISTRIBUTION PLAN. The Fund has adopted a plan of distribution (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays Gabelli & Company, Inc. ("Gabelli & Company"), an indirect wholly-owned subsidiary of the Adviser, a distribution fee, accrued daily and paid monthly, calculated at the annual rate of 0.25 percent of the value of the Fund's average daily net assets, for activities primarily intended to result in the sale of the Fund's shares of common stock.

4. PORTFOLIO SECURITIES. Cost of purchases and proceeds from sales of securities for the year ended December 31, 1997, other than short-term securities, aggregated $219,763,558 and $300,392,435, respectively.

5. TRANSACTIONS WITH AFFILIATES. During the year ended December 31, 1997, the Fund paid brokerage commissions of $227,799 to Gabelli & Company and its affiliates. For the year ended December 31, 1997, Gabelli & Company informed the Fund that it received $72,835 from investors representing commissions (sales charges and underwriting fees) on sales of Fund shares.

6. SHARES OF COMMON STOCK.  Common stock transactions were as follows:

                                                                      YEAR ENDED                    YEAR ENDED
                                                                       12/31/97                      12/31/96
                                                              --------------------------    --------------------------
                                                                SHARES         AMOUNT         SHARES         AMOUNT
                                                              ----------    ------------    ----------    ------------
Shares sold.................................................   1,973,979    $ 29,851,529     2,702,873    $ 33,238,448
Shares issued upon reinvestment of dividends................   6,078,762      85,160,680     3,106,012      35,936,555
Shares redeemed.............................................  (6,348,961)    (83,415,534)   (7,670,956)    (96,553,883)
                                                              ----------    ------------    ----------    ------------
Net increase/(decrease).....................................   1,703,780    $ 31,596,675    (1,862,071)   $(27,378,880)
                                                              ==========    ============    ==========    ============

THE GABELLI VALUE FUND INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of capital stock outstanding throughout each year ended December 31,

                                                                1997        1996        1995        1994        1993
                                                                ----        ----        ----        ----      --------
OPERATING PERFORMANCE:
  Net asset value, beginning of year........................  $  11.52    $  11.61    $  10.49    $  12.09    $  10.13
                                                              --------    --------    --------    --------    --------
  Net investment income/(loss)..............................     (0.05)      (0.02)       0.05        0.09        0.05
  Net realized and unrealized gain/(loss) on investments....      5.55        1.04        2.30       (0.09)       3.95
                                                              --------    --------    --------    --------    --------
  Total from investment operations..........................      5.50        1.02        2.35        0.00        4.00
                                                              --------    --------    --------    --------    --------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................     --          --          (0.05)      (0.09)      (0.01)
  Distributions in excess of net investment income..........     --          --          --          (0.00)(a)    (0.04)
  Net realized gains........................................     (2.72)      (1.10)      (1.18)      (1.50)      (1.99)
  Distributions in excess of net realized gains.............     --          --          --          (0.01)      --
  Paid-in capital...........................................     --          (0.01)      --          --          --
                                                              --------    --------    --------    --------    --------
  Total distributions.......................................     (2.72)      (1.11)      (1.23)      (1.60)      (2.04)
                                                              --------    --------    --------    --------    --------
  NET ASSET VALUE, END OF YEAR..............................  $  14.30    $  11.52    $  11.61    $  10.49    $  12.09
                                                              ========    ========    ========    ========    ========
  Total return*.............................................     48.2%        8.7%       22.5%        0.0%       39.4%
                                                              ========    ========    ========    ========    ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of year (in 000's)..........................  $596,547    $460,836    $486,144    $436,629    $491,193
Ratio of net investment income/(loss) to average net
  assets....................................................   (0.45)%     (0.12)%       0.42%       0.73%       0.38%
Ratio of operating expenses to average net assets...........     1.42%       1.40%       1.50%       1.50%       1.53%
Portfolio turnover rate.....................................     43.9%       37.1%       64.6%       66.6%       21.4%
Average commission rate per share(b)........................  $ 0.0484    $ 0.0498         N/A         N/A         N/A

---------------

  * Total return represents aggregate total return of a hypothetical $1,000 investment at the beginning of the period and sold at the end of the period including reinvestment of dividends and does not reflect any applicable sales charges.
(a)  Amount represents less than $0.005 per share.
(b) Average commission rate (per share of security) as required by amended SEC disclosure requirements effective for fiscal years beginning after September 1, 1995.

                       See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
THE GABELLI VALUE FUND INC.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Gabelli Value Fund Inc. (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
February 20, 1998



--------------------------------------------------------------------------------
                  1997 TAX NOTICE TO SHAREHOLDERS (UNAUDITED)

For the year ended December 31, 1997, the Fund paid to shareholders, on December 29, 1997, an ordinary income dividend (comprised of net investment income and short-term capital gains) totaling $0.23 per share. Additionally, on that date, the Fund paid $2.49 per share in long-term capital gains. For 1997, 48.64% of the ordinary income dividend qualifies for the dividend received deduction available to corporations.

U.S. GOVERNMENT INCOME:

The percentage of the ordinary income dividend paid by the Fund during fiscal 1997 which was derived from U.S. Treasury securities was 3.00%. Such income may be exempt from state and local income tax in all states. However, many states, including New York and California, allow a tax exemption for a portion of the income earned only if a mutual fund has invested at least 50% of its assets at the end of each quarter of the Fund's fiscal year in U.S. Government securities. The Gabelli Value Fund Inc. did not meet this strict requirement in 1997. Due to the diversity in state and local tax law, it is recommended that you consult your personal tax advisor for the applicability of the information provided as to your specific situation.
--------------------------------------------------------------------------------

      THE GABELLI VALUE FUND INC.
         One Corporate Center
       Rye, New York 10580-1434
             1-800-GABELLI
           [1-800-422-3554]
          FAX: 1-914-921-5118
        HTTP://WWW.GABELLI.COM                                    [PHOTO OF GABELLI]
       E-MAIL: INFO@GABELLI.COM
(Net Asset Value may be obtained daily
              by calling
    1-800-GABELLI after 6:00 P.M.)

                     BOARD OF DIRECTORS
Mario J. Gabelli, CFA           Robert J. Morrissey
Chairman and Chief              Attorney-at-Law
Investment Officer              Morrissey & Hawkins
Gabelli Funds, Inc.

Bill Callaghan                  Karl Otto Pohl
President                       Former President
Bill Callaghan Associates       Deutsche Bundesbank

Felix J. Christiana             Anthony R. Pustorino
Former Senior Vice President    Certified Public Accountant           THE
Dollar Dry Dock Savings Bank    Professor, Pace University
                                                                      GABELLI
Anthony J. Colavita
Attorney-at-Law                                                       VALUE
Anthony J. Colavita, P.C.
                          OFFICERS                                    FUND
Mario J. Gabelli, CFA           Bruce N. Alpert
President and Chief             Chief Operating Officer,              INC.
Investment Officer              Vice President and
                                Treasurer
James E. McKee
Secretary

               CUSTODIAN
 Boston Safe Deposit and Trust Company

TRANSFER AGENT AND DIVIDEND DISBURSING
                 AGENT
  State Street Bank and Trust Company

             LEGAL COUNSEL
       Willkie Farr & Gallagher

              UNDERWRITER
        Gabelli & Company, Inc.

---------------------------------------
This report is submitted for the
general information of the shareholders
of The Gabelli Value Fund Inc. It is
not authorized for distribution to
prospective investors unless preceded                                         ANNUAL REPORT
or accompanied by an effective                                            DECEMBER 31, 1997
prospectus.
---------------------------------------